Summary Prospectus

KraneShares Sustainable Ultra Short Duration Index ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc. (the “Exchange”)

Ticker Symbol: KCSH

August 1, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2026, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares Sustainable Ultra Short Duration Index ETF | Summary Prospectus

Investment Objective

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific fixed income securities index. The Fund’s current index is the Solactive ISS Sustainable Select 0-1 Year USD Corporate IG Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.30%
Fee Waiver**	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.20%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**	The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2028, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$76	$148	$361

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. Regulations require that the portfolio turnover rate be calculated without regard to trades

KraneShares Sustainable Ultra Short Duration Index ETF | Summary Prospectus

of short-term cash instruments, in-kind transactions or derivatives transactions, which may comprise a significant portion of the Fund’s trading. If such trades were reflected, the calculated portfolio turnover rate may be significantly higher.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of the Underlying Index and other instruments that have economic characteristics similar to those in the Underlying Index.

The Underlying Index is designed to measure the performance of U.S. dollar denominated investment grade corporate debt securities with a maturity of up to one year that are compatible with the principal objective of the Paris Agreement, which seeks to limit temperature increases in this century to well below 2 degrees Celsius, preferably to 1.5 degrees Celsius, above pre-industrial levels (i.e., carbon reduction target levels).

To be eligible for inclusion in the Underlying Index, a bond or issuer must be a constituent of the Solactive 0-1 Year USD Corporate IG Index (the “Parent Index”), which requires constituent securities to have a credit rating from BBB- to AAA, as rated by Moody’s Investors Service, Inc., or Standard & Poor’s Financial Services LLC, and a maturity of one year or less. The Index Provider utilizes data from Institutional Shareholder Services Inc. (“ISS”) to exclude debt securities of the following issuers:

●	Companies that fail to respect established norms such as the United Nations Global Compact principles, the organization for Economic Co-operations and Development guidelines, or UN Guiding Principles for Business and Human Rights;

●	Companies with verified or alleged ongoing involvement in controversial weapons research, such as chemical weapons, biological weapons, nuclear weapons, cluster munitions, anti-personnel mines, or depleted uranium;

●	Companies that generate revenue from certain activities, such as gambling, tobacco, cannabis, firearms and weapons, adult entertainment, fossil fuel power generation, fossil fuel production, thermal coal or genetic engineering; or

●	Companies that have a significant negative impact with respect to certain sustainable development goals.

Some of these exclusions are categorical, and others are based on ownership or revenue thresholds. The Underlying Index updates the data from ISS related to the exclusions above on an annual basis. Additional information regarding these exclusions is contained in the “Additional Information about the Fund’s Underlying Index” section.

The Index Provider uses an optimization process to identify security weights that seeks (a) to ensure the Underlying Index’s compliance with carbon reduction target levels, (b) to minimize portfolio turnover, and (c) to minimize weight deviations from the Parent Index with respect to: (1) ratings, (2) sectors, and (3) issuers. Each security included in the Underlying Index will have a minimum weight of at least 0.01%.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”) believes will help the Fund track the Underlying Index. These investments may include securities of issuers whose securities are not constituents of the Underlying Index, derivative instruments

KraneShares Sustainable Ultra Short Duration Index ETF | Summary Prospectus

(including swaps, futures, forwards, structured notes and options), other investment companies (including exchange-traded funds or “ETFs”) and cash or cash equivalents (including money market funds). Certain other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates.

Although the Fund reserves the right to replicate (or hold all constituents of) the Underlying Index, the Fund expects to use a representative sampling strategy to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of March 31, 2026, the Underlying Index was concentrated in the Financials sector. As of March 31, 2026 the Underlying Index was comprised of 466 bonds with a modified duration of 0.423 years. The Fund’s average duration will be below one year (i.e., short duration). Duration is a measure of a fixed income security’s sensitivity to changes in interest rates. For every 1% change in interest rates, a bond’s price generally changes approximately 1% in the opposite direction for every year of duration. For example, if a portfolio of fixed income securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%. The Underlying Index is provided and calculated by Solactive AG. The Underlying Index is rebalanced and reconstituted monthly.

The Fund is non-diversified. The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the Fund’s performance, net asset value (“NAV”) and trading price, including:

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., default on its obligations). A downgrade or default on securities held by the Fund could adversely affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments generally go down; and when interest rates go down, the prices of most debt instruments generally go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. Interest rates have recently increased and may continue increasing, thereby heightening the risks associated with rising interest rates.

ESG Risk. Issuers with businesses with high ESG ratings may be difficult to identify and investments in them maybe volatile. Even companies with high ESG ratings may not necessarily compare favorably with respect to the ESG practices of other issuers. The ESG investment strategy limits the types and number of investment opportunities available and, as a result, the strategy may underperform other

KraneShares Sustainable Ultra Short Duration Index ETF | Summary Prospectus

strategies that do not have an ESG focus. The ESG investment strategy may result in the Fund’s investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. Investing based on ESG criteria is qualitative and subjective by nature and there is no guarantee that the criteria used by the Fund will reflect the beliefs or values of any particular investor.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to approximately the same degree as the Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Concentration Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors or industries of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. While the Fund’s sector and industry exposure is expected to vary over time, the Fund is currently subject to the principal risks of the sectors and industries disclosed herein.

Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue

KraneShares Sustainable Ultra Short Duration Index ETF | Summary Prospectus

to be listed. Trading in the Fund’s shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the Fund’s shares inadvisable, such as extraordinary market volatility. In the event of a trading halt for an extended period of time, the Fund may be unable to execute its investment strategy and shareholders may be unable to liquidate any position in Fund shares.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transactions Risk. Because the Fund may effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. Cash transactions may involve considerable transaction expenses and taxes, including brokerage fees, that might not have occurred if the Fund utilized in-kind transactions. To the extent any costs associated with cash transactions are not offset by any transaction fees payable by an Authorized Participant, the Fund’s performance could be negatively impacted.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Passive Investment and Index Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

KraneShares Sustainable Ultra Short Duration Index ETF | Summary Prospectus

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain constituents of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, including those in foreign countries, or changes in global trade relationships could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods and can occur suddenly and unexpectedly. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

Artificial intelligence, including machine learning technology and generative artificial intelligence (collectively, “artificial intelligence”), is rapidly evolving. While the full extent of current or future risks related thereto is not possible to predict, artificial intelligence could significantly disrupt the business models and markets in which the Fund invests and subject the Fund or issuers in which it invests to increased competition, legal and regulatory risks and compliance costs, any of which could have a material adverse effect on the Fund or the business, financial condition and results of operations of the issuers in which it invests. The Fund’s service providers, or the issuers of securities in which the Fund invests may utilize artificial intelligence technologies in business operations. It is possible that the information provided through the use of artificial intelligence could be insufficient, incomplete, inaccurate or biased, or constitute infringement of third-party intellectual property rights, leading to adverse effects for the Fund, including, potentially, operational errors, cybersecurity vulnerabilities and investment losses. Moreover, technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Manager and the Fund. For instance, the Fund may be exposed to competitive risks related to the adoption of artificial intelligence or other new technologies by others within the industry. In addition, investments in technology systems and artificial intelligence by the Manager may not deliver the benefits the Fund expects.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or

KraneShares Sustainable Ultra Short Duration Index ETF | Summary Prospectus

markets that experience extreme volatility. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

KraneShares Sustainable Ultra Short Duration Index ETF | Summary Prospectus

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially. Krane is subject to potential conflicts of interest because the compensation paid to it increases in connection with any net income received by the Fund from the securities lending program.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Operational and Cybersecurity Risk. The Fund, Krane, its service providers and your ability to transact with the Fund may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service provides, to suffer data corruption or lose operational functionality. It is not possible for Krane or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

KraneShares Sustainable Ultra Short Duration Index ETF | Summary Prospectus

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

Total Annual Returns For Calendar Years Ended December 31

5%
4%
3%
2%
1%
0%
4.52%
2025

As of June 30, 2026, the Fund’s calendar year-to-date total return was 1.70%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	1.14%	3/31/2025
Lowest Return	1.06%	12/31/2025

Average Annual Total Returns for the periods ended December 31, 2025

KraneShares Sustainable Ultra Short Duration Index ETF	1 year	Since Inception (07-25-2024)
Return Before Taxes	4.52%	4.74%
Return After Taxes on Distributions	2.69%	2.85%
Return After Taxes on Distributions and Sale of Fund Shares	2.65%	2.82%
Bloomberg U.S Aggregate Bond (Reflects no deduction for fees, expenses or taxes)	7.30%	5.65%
Solactive ISS Sustainable Select 0-1 Year USD Corporate IG Index (Reflects no deduction for fees, expenses or taxes)	4.54%	4.82%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s

KraneShares Sustainable Ultra Short Duration Index ETF | Summary Prospectus

tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”) serves as the investment adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.